                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 24, 1998



                                   NET 2 L. P.
             (Exact name of registrant as specified in its charter)

            Delaware                                  33-25984                              13-3497738
(State or other jurisdiction of               (Commission File Number)                (IRS Employer
incorporation or organization)                                                          Identification No.)


c/o Lexington Corporate Properties Trust
355 Lexington Avenue
New York, New York                                                                             10017
(Address of principal Executive offices)                                                    (zip code)



Registrant's telephone number, including area code                                        (212) 692-7200

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

The Partnership's previous report on Form 8-K, dated August 7, 1998, provides specific information related to the Canton and the Spartanburg Properties (the "Properties") acquired on July 24, 1998. This report is filed for the purpose of providing certain pro forma information.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a)  Financial Statements

         The current tenant and developer of the Properties, Best Buy Company Inc., was the owner and tenant of the Properties until February 1998. Accordingly, there are no historical financial statements for the properties.

     (b) Pro Forma Financial Information

         Estimated Taxable Operating Results and Cash Available from Operations of the Canton and Spartanburg Properties.

         Notes to Estimated Taxable Operating Results and Cash Available from Operations of the Canton and Spartanburg Properties.

         Pro Forma Balance Sheet as of June 30, 1998.

         Pro Forma Statements of Income for the Year Ended December 31, 1997 and the Six Months Ended June 30, 1998.

         Notes to Pro Forma Financial Statements.

     (c)  Exhibits:

         None.

                                   NET 2 L. P.
                     Estimated Taxable Operating Results and
                         Cash Available from Operations
                    of the Canton and Spartanburg Properties
                          (Unaudited and in thousands)



The following statement represents estimates of taxable operating results and cash available from operations of the Canton and Spartanburg Properties, based upon rents to be received in the first year of the leases. These estimated results do not purport to represent results of operations of the Canton or Spartanburg Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. The General Partner is not aware of any material supportable facts that would cause these estimates to be misleading.

Estimated Taxable Operating Results:
       Cash rent under net lease                                     $         860
Less:
       Interest expense                                                        565
       Depreciation                                                            182
                                                                               ---
Estimated taxable operating results                                  $         113
                                                                               ===



Estimated Cash Available from Operations:
       Estimated taxable operating results                           $         113
Add:
       Depreciation                                                            182
                                                                               ---
Estimated cash available from operations                             $         295
                                                                               ===

                                   NET 2 L. P.
                    Notes to Estimated Operating Results and
                         Cash Available from Operations
                    of the Canton and Spartanburg Properties



Basis of Presentation

       Cash rent under the net lease represents the rental payments expected to be received during the first year of the respective leases.

       Interest expense represents tax deductible interest that will be incurred on the related mortgage debt.

       The purchase price was allocated to land (24%) and to buildings (76%), based on appraisals. Depreciation is computed on a straight-line basis over 40 years.

                                   NET 2 L. P.
                Pro Forma Balance Sheet and Statements of Income



The accompanying Pro Forma Balance Sheet of Net 2 L. P. as of June 30, 1998, gives effect to the purchase and financing of the Properties, as if these properties were acquired as of June 30, 1998. The acquisition was reflected as an adjustment to historical balance sheet as of June 30, 1998.

The accompanying Pro Forma Statements of Income for the year ended December 31, 1997 and six months ended June 30, 1998, give effect to all 1998 and 1997 acquisitions, as if these acquisitions were made as of January 1, 1997.

The Pro Forma Balance Sheet and the Statements of Income have been prepared by the management of the Partnership. These pro forma statements may not be indicative of the results that would have actually occurred if the properties acquired had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Balance Sheet and Statements of Income should be read in conjunction with the Partnership's audited financial statements as of December 31, 1997 and for the year then ended (which are contained in the Partnership's Form 10-K for the year ended December 31, 1997), and the unaudited financial statements as of June 30, 1998, and for the six months then ended (which are contained in the Partnership's Form 10-Q for the period ended June 30, 1998) and the accompanying notes thereto.

                                   NET 2 L. P.
                             PRO FORMA BALANCE SHEET
                                  June 30, 1998
                          (Unaudited and in thousands)

                                                                                      Pro Forma
                                 ASSETS                             Historical       Adjustments       Pro Forma
                                 ------                             ----------       -----------       ---------
Real estate, net                                                   $   49,158       $      9,525     $    58,683
Cash and cash equivalents                                               2,504             (1,762)            742
Deferred expenses (net of accumulated amortization
   of $548 and $480 in 1998 and 1997, respectively)                       309                -               309
Rent receivable                                                         2,069                -             2,069
Other assets                                                              252                -               252
                                                                     --------           --------        --------

   Total assets                                                    $   54,292       $      7,763     $    62,055
                                                                       ======              =====          ======



                    LIABILITIES AND PARTNERS' CAPITAL

Mortgage and notes payable                                         $   21,149       $      7,763     $    28,912
Accrued interest payable                                                  121                -               121
Accounts payable and other liabilities                                    361                -               361
                                                                     --------           --------        --------
                                                                       21,631              7,763          29,394
                                                                       ------              -----          ------

Partners' capital (deficit):
   General Partner                                                       (360)               -              (360)
   Limited Partners ($100 per Unit, 500,000 Units
     authorized, 477,167 Units issued
     and outstanding)                                                  33,021                -            33,021
                                                                       ------           --------          ------
                                                                       32,661                -            32,661
                                                                       ------           --------          ------

   Total liabilities and capital                                   $   54,292       $      7,763     $    62,055
                                                                       ======              =====          ======

                                   NET 2 L. P.
                        NOTES TO PRO FORMA BALANCE SHEET
                                   (Unaudited)



1.    Pro Forma Adjustments

     The adjustment to real estate, net reflects the purchase price of the Properties.

     The adjustment to cash and cash equivalents reflects partial settlement of the purchase price.

     The adjustment to mortgage and notes payable reflects the financing of the acquisitions.

                                   NET 2 L. P.
                          PRO FORMA STATEMENT OF INCOME
                         Six months ended June 30, 1998
              (Unaudited and in thousands, except per Unit amounts)

                                                                              Pro Forma
                                                         Historical          Adjustments           Pro Forma
                                                         ----------          -----------           ---------
Revenue:
   Rental                                               $     1,673         $       431          $     2,104
   Interest and other                                            36                 -                     36
                                                            -------               -----              -------
                                                              1,709                 431                2,140
                                                              -----                 ---                -----

Expenses:
   Interest expense                                             476                 282                  758
   Depreciation                                                 282                  91                  373
   Amortization of deferred expenses                             34                 -                     34
   General and administrative                                   169                 -                    169
                                                                ---               -----               ------
                                                                961                 373                1,334
                                                                ---                 ---                -----

Net Income                                              $       748         $        58          $       806
                                                                ===                ====                  ===


Net income per Unit
   of limited partnership interest                      $      1.54                              $      1.66
                                                               ====                                     ====

                                   NET 2 L. P.
                          PRO FORMA STATEMENT OF INCOME
                          Year ended December 31, 1997
              (Unaudited and in thousands, except per Unit amounts)

                                                                              Pro Forma
                                                         Historical          Adjustments           Pro Forma
                                                         ----------          -----------           ---------
Revenue:
   Rental                                               $    5,934         $       1,184        $      7,118
   Interest and other                                          149                   -                   149
                                                            ------              --------              ------
                                                             6,083                 1,184               7,267
                                                             -----                 -----               -----

Expenses:
   Interest expense                                          1,875                   738               2,613
   Depreciation                                              1,074                   250               1,324
   Amortization of deferred expenses                           136                   -                   136
   General and administrative                                  634                   -                   634
                                                            ------                 -----              ------
                                                             3,719                   988               4,707
                                                             -----                   ---               -----

Net Income                                              $    2,364         $         196        $      2,560
                                                             =====                   ===               =====


Net income per Unit of
   limited partnership interest (*)                       $4.20 to $5.30                          $4.55 to $5.74
                                                          ==============                          ==============

(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                                   NET 2 L. P.
                     NOTES TO PRO FORMA STATEMENTS OF INCOME
                                   (Unaudited)



1.   Pro Forma Adjustments

     The adjustment to rental revenues relates to the straight-lining of rent under the remaining lease term.

     The adjustment to interest expense relates to the financing of the acquisitions.

     The adjustment to depreciation was based on an estimated useful life of 40 years, using the straight-line method.

                                    SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  NET 2 L. P.

                                                  By:   Lepercq Net 2 L. P.
                                                        its general partner

                                                  By:   Lepercq Net 2 Inc.
                                                        its general partner

Date: September 22, 1998                          By:   /s/ E. Robert Roskind
                                                        ---------------------
                                                        E. Robert Roskind
                                                        President